United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 12, 2002

SBC COMMUNICATIONS INC.

A Delaware Corporation

Commission File No. 1-8610

IRS Employer No. 43-1301883

175 E. Houston, San Antonio, Texas 78205

Telephone Number (210) 821-4105

Item 5. Other Events

Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Edward E. Whitacre Jr., Chairman of the Board and Chief Executive Officer, SBC Communications Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of SBC Communications Inc. and, except as corrected or supplemented in a subsequent covered report:
  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the SBC Communications Inc. Audit Committee of the Board of Directors.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
  2001 Annual Report on Form 10-K of SBC Communications Inc. filed with the Commission;
  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of SBC Communications Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
  any amendments to any of the foregoing.

/s/Edward E. Whitacre Jr.
Edward E. Whitacre Jr.
August 12, 2002

Subscribed and sworn to
before me this 12th day of
August 2002.
/s/Marilyn S. Taylor
Notary Public
My Commission Expires: 06/19/2004

Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Randall L. Stephenson, Senior Executive Vice President and Chief Financial Officer, SBC Communications Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of SBC Communications Inc. and, except as corrected or supplemented in a subsequent covered report:

  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the SBC Communications Inc. Audit Committee of the Board of Directors.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

  2001 Annual Report on Form 10-K of SBC Communications Inc. filed with the Commission;
  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of SBC Communications Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
  any amendments to any of the foregoing.

/s/Randall L. Stephenson
Randall L. Stephenson
August 12, 2002

Subscribed and sworn to
before me this 12th day of
August 2002.
/s/Marilyn S. Taylor
Notary Public
My Commission Expires: 06/19/2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SBC Communications Inc.
/s/ Randall Stephenson
Randall Stephenson
Senior Executive Vice President
and Chief Financial Officer

August 12, 2002